SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 3, 1995





                           CPI CORP.
_________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
__________________________________________________________________
(State or other jurisdiction  (Commission file  (IRS Employer
 of incorporation)             Number)         Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
__________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants's telephone number, including area code (314) 231-1575
__________________________________________________________________




__________________________________________________________________
(Former name or former address, if changes since last report.)



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                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 _____________________________
                                  Executive Vice President -
                                    Finance
                                  Principal Financial Officer



Dated:  August 17, 1995






















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ITEM 5.  OTHER ITEMS


On August 3, 1995, the Board of Directors approved a Resolution to amend CPI Corp.'s By-laws and approved the Second Amendment to the Rights Agreement. Following is:

     - The Resolution adopted August 3, 1995.
     - The Certificate of Secretary of CPI Corp.
     - The Second Amendment to the Rights Agreement.











































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                           RESOLUTION


RESOLVED, that Article II of the By-laws of the Corporation be, and hereby is, amended to include the following provision:

     "SECTION 2.14:  NOTICE OF STOCKHOLDER NOMINATIONS AND
PROPOSED BUSINESS.

          (1)  At any meeting of the stockholders, (i)
          nominations for the election of directors and (ii) business to be brought before any such stockholders' meeting may only be made or proposed (a) pursuant to the Corporations's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this By-law, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this By-law.

          (2) Any stockholder may nominate one or more persons for election as directors at a stockholders' meeting or propose business to brought before a stockholders' meeting, or both, pursuant to clause (c) of paragraph
          1 of this By-law, only if the stockholder has given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the stockholders' meeting; provided, however, that if less than 100 days' notice or other prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or other public disclosure was made. To be in proper written form a stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting:

                    (a) a brief description of the business
               proposed and/or persons nominated, as applicable, and the reasons for proposing such business or making such nomination:

                    (b) the name and address, as they appear on
               the Corporation's books, of the stockholder



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               proposing such business or making such nomination,
               and the name and address of the beneficial owner, if any, on whose behalf the proposal is made:

                    (c) the class and number of shares of the
               Corporations which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made;

                    (d) with respect to any nomination, (i) a
               description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made, (ii) the name, age, business address and residence address of such nominee, (iii) the class and number of shares of capital stock of the Corporation owned beneficially and of record by such nominee and
               (iv) the written consent of the proposed nominee to being named in the solicitation material and to serving as a director if elected; and

                    (e) such other information regarding each
               nominee or matter of business to be proposed as would be required to be included in solicitations of proxies, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

          (3) Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any stockholders' meeting and no stockholder may nominate any person for election at any stockholders' meeting except in accordance with the procedures set forth in this By-law. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that any proposed business and/or any proposed nomination for election as director was not properly brought or made before the meeting or made in accordance with the procedures prescribed by these By-laws, and if he should so determine, he shall so declare to the meeting and any such proposed business or proposed nomination for election as director not properly brought before the meeting or made shall not be transacted or considered.






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                CERTIFICATE OF SECRETARY OF CPI CORP.


     I, Jane E. Nelson, hereby certify that I am the Secretary and official custodian of certain records, including the charger, bylaws, and the minutes of the shareholders and directors of CPI Corp., a corporation duly organized and existing under the laws of the State of Delaware, and that attached hereto is a true, accurate, and compared transcript of a resolution contained in the minute book of the corporation adopted by unanimous vote of the Board of Directors of said corporation on the 3rd day of August, 1995, and that said resolution has not been amended or revoked and are in full force and effect.

     WITNESS my hand and the seal of the Corporation this 3rd day of August, 1995.




                                 /s/ Jane E. Nelson
                                 ________________________
                                     Jane E. Nelson
                                     Secretary






CPI Corp., Delaware, Corporate Seal



















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                SECOND AMENDMENT TO RIGHTS AGREEMENT


          SECOND AMENDMENT (the "Amendment"), dated as of
August 3, 1995, to the Rights Agreement, dated as of May 1, 1989
(as amended, modified or supplemented to the date hereof, the "Rights Agreement"), between CPI CORP., a Delaware corporation
(the "Company"), and CONTINENTAL STOCK TRANSFER AND TRUST
COMPANY, A New York corporation (the "Rights Agent").


                         W I T N E S E T H


          WHEREAS, the Company and Ameritrust Company, National
Association, as the predecessor to the Rights Agent, entered into the Rights Agreement specifying the terms of the Rights (as defined in the Rights Agreement);

          WHEREAS, the rights and obligations of the Rights Agent as such were assigned by Ameritrust Company, National Association to Continental Stock Transfer and Trust Company, as successor
Rights Agent;

          WHEREAS, pursuant to Section 27 of the Rights Agreement the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of such Section 27;

          WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement as set forth herein;

          WHEREAS, all actions necessary to make this Second Amendment a valid agreement, enforceable according to its terms, have been taken, and the execution and delivery of this Second Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent; and

          WHEREAS, no person has become an Acquiring Person (as defined in the Rights Agreement) as of the date hereof;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Company and the Rights Agent hereby amend the Rights Agreement as follows:






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     1.   The definition of "Acquiring Person" in Section 1(a) is
          hereby amended by inserting the following new sentence immediately at the end of such Section:

          "Notwithstanding the foregoing, no Person or group shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person or group to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person or group shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of such an acquisition by the Company and shall, after such acquisition, become the Beneficial Owner of any additional Common Shares, then such Person or group shall be deemed to be an `Acquiring Person'."

          This Amendment shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.




ATTEST:                             CPI CORP.


By: /s/ Jane Nelson                 By: /s/ Alyn V. Essman
    ______________________              _______________________
        Jane Nelson                         Alyn V. Essman
        Secretary and                       Chairman of the
         General Counsel                      Board



ATTEST:                             CONTINENTAL STOCK TRANSFER
                                      AND TRUST COMPANY


By: /s/ Bill Seegraber              By: /s/ Michael Nelson
    ______________________              _______________________
        Bill Seegraber                      Michael Nelson
        Vice President                      President

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